EXHIBIT 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2006

Boston Properties, Inc.

Second Quarter 2006

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program), the effects of local economic and market conditions, the effects of acquisitions and dispositions, including possible impairment charges, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Second Quarter 2006

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes two hotels. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of high-credit tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-one individuals average twenty-five years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, and Edward H. Linde, our President and Chief Executive Officer. Each has a national reputation, which attracts business and investment opportunities. In addition, our three Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets—characterized by high barriers to the creation of new supply and strong real estate fundamentals—where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of June 30, 2006)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	124
Total Square Feet	42.1
Common Shares and
Units Outstanding (as converted)	140.3 million
Dividend - Quarter/Annualized	$0.68/$2.72
Dividend Yield	3.01%
Total Market Capitalization	$17.5 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (S&P and Fitch)

Boston Properties, Inc.

Second Quarter 2006

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Chairman of the Board	Carol B. Einiger Director	Douglas T. Linde Executive Vice President, Chief Financial Officer and Treasurer	Mitchell S. Landis Senior Vice President and Regional Manager of Princeton

Edward H. Linde President and Chief Executive Officer, Director	Alan J. Patricof Director, Chairman of Audit Committee	E. Mitchell Norville Executive Vice President for Operations	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow Director	Richard E. Salomon Director, Chairman of Compensation Committee	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Selsam Senior Vice President and Regional Manager of New York

Zoë Baird Director	Martin Turchin Director	Peter D. Johnston Senior Vice President and Regional Manager of Washington, D.C.	Frank D. Burt Senior Vice President, General Counsel

William M. Daley Director, Chairman of Nominating & Corporate Governance Committee	David A. Twardock Director	Bryan J. Koop Senior Vice President and Regional Manager of Boston	Arthur S. Flashman Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
111 Huntington Avenue Suite 300 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 111 Huntington Avenue, Suite 300 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Financial inquiries should be directed to Michael Walsh, Senior Vice President - Finance, at 617.236.3410 or mwalsh@bostonproperties.com

Investor or media inquires should be directed to Kathleen DiChiara, Investor Relations Manager, at 617.236.3343 or kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2006	Q1 2006	Q4 2005	Q3 2005	Q2 2005
High Price	$91.55	$96.87	$76.05	$76.25	$70.00
Low Price	$82.87	$75.36	$65.11	$69.23	$59.65
Average Closing Price	$87.43	$83.64	$71.40	$72.21	$65.92
Closing Price, at the end of the quarter	$90.40	$93.25	$74.13	$70.90	$70.00
Dividends per share - annualized (1)	$2.72	$2.72	$2.72	$2.72	$2.72
Closing dividend yield - annualized (1)	3.01%	2.92%	3.67%	3.84%	3.89%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	140,291	139,213	139,158	139,153	138,389
Closing market value of outstanding shares and units (thousands)	$12,682,306	$12,981,612	$10,315,783	$9,865,948	$9,687,230

(1)	Excludes special dividend of $2.50 per share paid on October 31, 2005.

Timing

Quarterly results for 2006 will be announced according to the following schedule:

Third Quarter	Late October 2006
Fourth Quarter	Late January 2007

Boston Properties, Inc.

Second Quarter 2006

RESEARCH COVERAGE

Equity Research Coverage			Debt Research Coverage
David Aubuchon A.G. Edwards & Sons 314.955.5452	Anthony Paolone /Michael Mueller J.P. Morgan Securities 212.622.6682 / 212.622.6689	Chris Brown Banc of America Securities 704.386.2524	Rating Agencies: Jan Svec Fitch Ratings 212.908.0304

Ross Nussbaum / John Kim Banc of America Securities 212.847.5668 / 212.847.5761	David Harris / David Toti Lehman Brothers 212.526.1790 / 212.526.2002	Sue Berliner / Elizabeth Carter Bear Stearns & Company 212.272.3824 / 212.272.0217	Karen Nickerson Moody’s Investors Service 212.553.4924

Ross Smotrich /Jeffrey Langbaum Bear Stearns & Company 212.272.8046 / 212.272.4201	Steve Sakwa / Ian Weissman Merill Lynch & Company 212.449.0335 / 212.449.6255	Thomas Cook Citigroup Global Markets 212.723.1112	James Fielding Standard & Poor’s 212.438.2452

Jonathan Litt / Michael Bilerman Citigroup Global Markets 212.816.0231 / 212.816.1383	Matthew Ostrower / David Cohen Morgan Stanley & Company 212.761.6284 / 212.761.8564	Matthew Lynch Credit Suisse Securities 212.325.6456

Louis Taylor / Kristin Brown Deutsche Bank Securities 203.863.2381 / 212.250.6799	Sri Nagarajan RBC Capital Markets 212.428.2360	Scott O’Shea Deutsche Bank Securities 212.250.7190

Wilkes Graham / Saad Hashemy Friedman, Billings, Ramsey 703.312.9737 / 703.469.1218	John Guinee / Michael Hudgins Stifel, Nicolaus & Company 410.454.5520 / 410.454.4830	Mark Streeter J.P. Morgan Securities 212.834.5086

Jay Habermann / Sloan Bohlen Goldman Sachs & Company 917.343.4260 / 212.902.2796	James Feldman / Gretchen Amidon UBS Investment Research 212.713.4932 / 212.713.4057	John Forrey / James Rank Merrill Lynch & Company 212.449.1812 / 212.449.6533

Jim Sullivan / Michael Knott Green Street Advisors 949.640.8780

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Second Quarter 2006

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 51.

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Income Items:
Revenue	$370,349	$356,104	$366,333	$359,094	$357,935
Straight line rent (SFAS 13)	$11,723	$13,155	$13,596	$12,287	$19,294
Fair value lease revenue (SFAS 141) (1)	$492	$417	$293	$294	$295
Lease termination fees (included in revenue)	$1,400	$812	$4,038	$2,087	$3,979
Capitalized interest	$1,304	$1,692	$2,425	$1,734	$866
Capitalized wages	$1,523	$1,353	$1,340	$1,492	$1,422
Operating Margins [(rental revenue - rental expense)/rental revenue] (2)	68.9%	68.2%	68.4%	68.4%	69.5%
Net income available to common shareholders	$626,033	$67,737	$154,063	$57,551	$165,490
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3) (4)	$129,390	$119,210	$126,701	$123,671	$121,309
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.10	$1.03	$1.09	$1.07	$1.06
Net income available to common shareholders per share - basic	$5.34	$0.60	$1.35	$0.51	$1.46
Net income available to common shareholders per share - diluted	$5.24	$0.59	$1.32	$0.50	$1.43
Dividends per common share (5)	$0.68	$0.68	$0.68	$3.18	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (4)	$110,307	$104,527	$101,976	$110,836	$92,165
Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	2.89	2.81	2.93	2.88	2.68
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.84	2.75	2.84	2.81	2.65
FFO Payout Ratio (7)	61.82%	66.02%	62.39%	63.55%	64.15%
FAD Payout Ratio (8)	83.77%	87.41%	89.33%	82.25%	98.15%
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Capitalization:
Total Debt	$4,833,401	$4,696,713	$4,826,254	$4,921,867	$4,898,757
Common Stock Price @ Quarter End	$90.40	$93.25	$74.13	$70.90	$70.00
Equity Value @ Quarter End	$12,682,306	$12,981,612	$10,315,783	$9,865,948	$9,687,230
Total Market Capitalization (9)	$17,515,707	$17,678,325	$15,142,037	$14,787,815	$14,585,987
Debt/Total Market Capitalization (9)	27.59%	26.57%	31.87%	33.28%	33.59%

(1)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Rental Expense consist of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $7,907, $7,983, $8,287, $9,057 and $6,992 for the three months ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, respectively.
(3)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders, see page 9. The supplemental adjustment is only applicable for the three months ended June 30, 2006 and June 30, 2005.
(4)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 11.
(5)	For the three months ended September 30, 2005, dividends per share include the $2.50 per common share special dividend paid on October 31, 2005.
(6)	For additional detail, see page 11.
(7)	Dividends per common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted. For the three months ended September 30, 2005, excludes the $2.50 special dividend paid on October 31, 2005.
(8)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended September 30, 2005, excludes the $2.50 per share special dividend paid on October 31, 2005.
(9)	For additional detail, see page 13.

Boston Properties, Inc.

Second Quarter 2006

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2006		March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
ASSETS
Real estate	$8,698,493		$8,864,907	$8,724,954	$8,792,127	$8,736,776
Construction in progress	78,926		107,051	177,576	144,009	99,727
Land held for future development	222,519		189,024	248,645	244,783	239,314
Real estate held for sale	—		—	—	444	—
Less accumulated depreciation	(1,314,472)		(1,320,712)	(1,265,073)	(1,237,469)	(1,190,465)

Total real estate	7,685,466		7,840,270	7,886,102	7,943,894	7,885,352
Cash and cash equivalents	370,396		32,214	261,496	450,577	507,182
Cash held in escrows	894,244	(1)	23,715	25,618	27,552	29,077
Investments in marketable securities	—		—	—	37,500	25,000
Tenant and other receivables, net	35,814		41,458	52,668	32,463	28,230
Accrued rental income, net	298,306		316,048	302,356	292,289	280,257
Deferred charges, net	250,154		246,214	242,660	239,443	243,674
Prepaid expenses and other assets	79,174		91,646	41,261	63,859	43,042
Investments in unconsolidated joint ventures	96,962		98,836	90,207	96,311	82,810

Total assets	$9,710,516		$8,690,401	$8,902,368	$9,183,888	$9,124,624

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$2,912,135		$3,185,550	$3,297,192	$3,450,904	$3,427,892
Unsecured senior notes, net of discount	1,471,266		1,471,163	1,471,062	1,470,963	1,470,865
Unsecured exchangeable senior notes	450,000		—	—	—	—
Unsecured line of credit	—	(2)	40,000 (2)	58,000 (2)	— (2)	—
Accounts payable and accrued expenses	90,390		86,938	109,823	81,730	92,649
Dividends and distributions payable	95,839		95,344	107,643	443,437	95,597
Accrued interest payable	50,175		39,269	47,911	39,443	47,744
Other liabilities	246,042	(3)	98,296	154,123	137,526	132,427

Total liabilities	5,315,847		5,016,560	5,245,754	5,624,003	5,267,174

Commitments and contingencies	—		—	—	—	—

Minority interests	824,924		735,185	739,268	725,077	795,767

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—		—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—		—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 114,219,448, 112,813,657, 112,542,262, 112,500,887 and 111,403,373 outstanding, respectively	1,142		1,128	1,125	1,125	1,114
Additional paid-in capital	2,831,119		2,759,580	2,745,719	2,749,432	2,679,447
Earnings in excess of dividends	720,623		173,129	182,105	104,559	404,635
Treasury common stock, at cost	(2,722)		(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	—		—	—	(5,564)	(5,503)
Accumulated other comprehensive income (loss)	19,583		7,541	(8,881)	(12,022)	(15,288)

Total stockholders’ equity	3,569,745		2,938,656	2,917,346	2,834,808	3,061,683

Total liabilities and stockholders’ equity	$9,710,516		$8,690,401	$8,902,368	$9,183,888	$9,124,624

(1)	Cash held in escrows includes $872 million held in escrow by a qualifying intermediary for the purpose of potentially accomplishing a like-kind exchange with proceeds received from the sale of 280 Park Avenue. No qualifying replacement assets were identified by the statutory expiration date of July 21, 2006 and the cash was subsequently released from escrow back to the company with no restrictions as to its use.
(2)	On July 19, 2005, the Company refinanced its $225.0 million mortgage loan collateralized by 599 Lexington Avenue through a secured draw from the Unsecured Line of Credit. As a result, the $225.0 million that was drawn on the line of credit is reflected within Mortgage Notes Payable.
(3)	At June 30, 2006, Other Liabilities included approximately $67.3 million and approximately $20.9 million consisting of the master lease and revenue support obligations, respectively, related to the sale of 280 Park Avenue and approximately $45.8 million related to the redemption of the outside members’ equity interests in the entity that owns Citigroup Center.

Boston Properties, Inc.

Second Quarter 2006

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-06	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05
Revenue:
Rental
Base Rent	$277,155	$276,398	$279,583	$274,523	$277,359
Recoveries from tenants	45,506	47,193	44,098	43,983	41,836
Parking and other	14,219	13,829	14,051	13,470	14,121

Total rental revenue	336,880	337,420	337,732	331,976	333,316
Hotel revenue	19,674	12,343	22,161	17,453	17,566
Development and management services	5,230	4,376	3,714	4,923	4,137
Interest and other	8,565	1,965	2,726	4,742	2,916

Total revenue	370,349	356,104	366,333	359,094	357,935

Expenses:
Operating	66,569	67,187	68,440	66,387	63,379
Real estate taxes	43,663	45,427	43,844	44,725	43,076
Hotel operating	12,770	11,477	16,125	12,260	12,495
General and administrative	15,796	14,642	13,136	13,270	14,252
Interest (1)	78,449	74,817	74,804	75,700	78,233
Depreciation and amortization	67,912	66,847	66,290	65,717	67,026
Losses from early extinguishments of debt (2)	31,457	467	—	—	12,896

Total expenses	316,616	280,864	282,639	278,059	291,357

Income before minority interests and income from unconsolidated joint ventures	53,733	75,240	83,694	81,035	66,578
Minority interest in property partnerships	777	1,236	1,366	1,527	1,472
Income from unconsolidated joint ventures	1,677	1,290	1,530	1,117	847

Income before minority interest in Operating Partnership	56,187	77,766	86,590	83,679	68,897
Minority interest in Operating Partnership (3)	(11,758)	(15,470)	(16,928)	(26,874)	(14,596)

Income before gains on sales of real estate and land held for development	44,429	62,296	69,662	56,805	54,301
Gains on sales of real estate, net of minority interest	581,604	5,441	48,542	—	102,073

Income before discontinued operations	626,033	67,737	118,204	56,805	156,374
Income from discontinued operations, net of minority interest	—	—	730	746	727
Gains on sales of real estate from discontinued operations, net of minority interest	—	—	39,364	—	8,389

Income before cumulative effect of a change in accounting principle	626,033	67,737	158,298	57,551	165,490
Cumulative effect of a change in accounting principle	—	—	(4,235)	—	—

Net income available to common shareholders	$626,033	$67,737	$154,063	$57,551	$165,490

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share - basic	$5.34	$0.60	$1.35	$0.51	$1.46

Net income available to common shareholders per share - diluted	$5.24	$0.59	$1.32	$0.50	$1.43

(1)	Interest expense is reported net of capitalized interest of $1,304, $1,692, $2,425, $1,734 and $866 for the three months ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, respectively.
(2)	Includes $31.4 million and $11.0 million of losses from early extinguishments of debt associated with the sales of real estate for the three months ended June 30, 2006 and 2005, respectively.
(3)	Equals minority interest share of 15.68% 15.95%, 16.02%, 16.20% and 16.42% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, respectively.

Certain	prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Second Quarter 2006

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	30-Jun-06	31-Mar-06	31-Dec-05	30-Sep-05		30-Jun-05
Net income available to common shareholders	$626,033	$67,737	$154,063	$57,551		$165,490
Add:
Minority interest in Operating Partnership	11,758	15,470	16,928	26,874		14,596
Cumulative effect of a change in accounting principle, net of minority interest	—	—	4,235	—		—
Less:
Minority interest in property partnerships	777	1,236	1,366	1,527		1,472
Income from unconsolidated joint ventures	1,677	1,290	1,530	1,117		847
Gain on sales of real estate, net of minority interest	581,604	5,441	48,542	—		102,073
Income (loss) from discontinued operations, net of minority interest	—	—	730	746		727
Gain on sales of real estate from discontinued operations, net of minority interest	—	—	39,364	—		8,389

Income before minority interests and income from unconsolidated joint ventures	53,733	75,240	83,694	81,035		66,578
Add:
Real estate depreciation and amortization (1)	69,773	68,674	67,987	67,702		69,247
Income from discontinued operations	—	—	869	890		871
Income from unconsolidated joint ventures	1,677	1,290	1,530	1,117		847
Less:
Minority property partnerships’ share of funds from operations	211	268	114	(32)		106
Preferred dividends and distributions	2,965	3,110	3,098	3,200	(2)	3,340

Funds from operations (FFO)	122,007	141,826	150,868	147,576		134,097
Add:
Losses from early extinguishments of debt associated with the sales of real estate	31,444	—	—	—		11,041

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	153,451	141,826	150,868	147,576		145,138
Less:
Minority interest in Operating Partnership’s share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	24,061	22,616	24,167	23,905		23,829

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3)	$129,390	$119,210	$126,701	$123,671		$121,309

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.14	$1.06	$1.13	$1.11		$1.10

FFO per share - basic	$0.90	$1.06	$1.13	$1.11		$1.01

Weighted average shares outstanding - basic	113,994	112,509	112,340	111,776		110,764

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.10	$1.03	$1.09	$1.07		$1.06

FFO per share - basic	$0.88	$1.03	$1.09	$1.07		$0.98

Weighted average shares outstanding - diluted	120,605	120,013	119,497	119,177		118,460

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $67,912, $66,847, $66,290, $65,717 and $67,026, our share of unconsolidated joint venture real estate depreciation and amortization of $2,280, $2,304, $2,174, $2,188 and $2,394 and depreciation and amortization from discontinued operations of $0, $0, $63, $190 and $193, less corporate related depreciation of $419, $477, $540, $393 and $366, for the three months ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, respectively.
(2)	Excludes approximately $12.1 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(3)	Based on weighted average shares for the quarter. Company’s share for the quarter ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005 was 84.32%, 84.05%, 83.98%, 83.80% and 83.58%, respectively.

Boston Properties, Inc.

Second Quarter 2006

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005			June 30, 2005
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)		Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$153,451	135,192	$141,826	133,853	$150,868	133,768	$147,576		133,381	$145,138	132,522
Effect of Dilutive Securities
Convertible Preferred Units	2,965	4,430	3,110	4,857	3,098	4,857	3,200	(1)	5,087	3,340	5,357
Stock Options and other	—	2,182	—	2,648	—	2,300	—		2,314	—	2,339

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$156,416	141,804	$144,936	141,358	$153,966	140,925	$150,776		140,782	$148,478	140,218
Less:
Minority interest in Operating Partnership’s share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	23,383	21,199	21,885	21,345	23,411	21,428	23,139		21,605	23,039	21,758

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (2)	$133,033	120,605	$123,051	120,013	$130,555	119,497	$127,637		119,177	$125,439	118,460

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.14		$1.06		$1.13		$1.11			$1.10

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.10		$1.03		$1.09		$1.07			$1.06

(1)	Excludes approximately $12.1 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(2)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005 was 85.05%, 84.90%, 84.79%, 84.65% and 84.48%, respectively.

Boston Properties, Inc.

Second Quarter 2006

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$153,451	$141,826	$150,868	$147,576	$145,138
2nd generation tenant improvements and leasing commissions	(29,566)	(17,459)	(26,663)	(19,582)	(29,012)
Straight-line rent	(11,723)	(13,155)	(13,596)	(12,287)	(19,294)
Recurring capital expenditures	(5,275)	(4,206)	(9,076)	(5,637)	(6,195)
Fair value interest adjustment	(881)	(824)	(821)	(818)	(812)
Fair value lease revenue (SFAS 141)	(492)	(417)	(293)	(294)	(295)
Hotel improvements, equipment upgrades and replacements	(1,988)	(4,263)	(1,860)	(1,539)	(182)
Non real estate depreciation	419	477	540	393	366
Stock-based compensation	1,982	2,548	1,749	1,548	1,584
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	4,380	—	1,128	1,476	867

Funds available for distribution to common shareholder and common unitholders (FAD)	$110,307	$104,527	$101,976	$110,836	$92,165

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Excluding Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$53,733	$75,240	$83,694	$81,035	$66,578
Interest expense	78,449	74,817	74,804	75,700	78,233
Losses from early extinguishments of debt associated with the sales of real estate	31,444	—	—	—	11,041
Depreciation and amortization expense	67,912	66,847	66,290	65,717	67,026
Depreciation from joint ventures	2,280	2,304	2,174	2,188	2,394
Income from unconsolidated joint ventures	1,677	1,290	1,530	1,117	847
Discontinued operations - depreciation expense	—	—	63	190	193
Discontinued operations	—	—	869	890	871
Straight-line rent	(11,723)	(13,155)	(13,596)	(12,287)	(19,294)
Fair value lease revenue (SFAS 141)	(492)	(417)	(293)	(294)	(295)

Subtotal	223,280	206,926	215,535	214,256	207,594

Divided by:
Interest expense (1)	77,253	73,644	73,540	74,514	77,410
Interest Coverage Ratio	2.89	2.81	2.93	2.88	2.68

Including Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$53,733	$75,240	$83,694	$81,035	$66,578
Interest expense	78,449	74,817	74,804	75,700	78,233
Losses from early extinguishments of debt associated with the sales of real estate	31,444	—	—	—	11,041
Depreciation and amortization expense	67,912	66,847	66,290	65,717	67,026
Depreciation from joint ventures	2,280	2,304	2,174	2,188	2,394
Income from unconsolidated joint ventures	1,677	1,290	1,530	1,117	847
Discontinued operations - depreciation expense	—	—	63	190	193
Discontinued operations	—	—	869	890	871
Straight-line rent	(11,723)	(13,155)	(13,596)	(12,287)	(19,294)
Fair value lease revenue (SFAS 141)	(492)	(417)	(293)	(294)	(295)

Subtotal	223,280	206,926	215,535	214,256	207,594

Divided by:
Interest expense (1) (2)	78,557	75,336	75,965	76,248	78,276
Interest Coverage Ratio	2.84	2.75	2.84	2.81	2.65

(1)	Excludes amortization of financing costs of $1,196, $1,173, $1,264, $1,186 and $823 for the quarters ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, respectively.
(2)	Includes capitalized interest of $1,304, $1,692, $2,425, $1,734 and $866 for the quarters ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, respectively.

Boston Properties, Inc.

Second Quarter 2006

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of these qualifying properties sold or held for sale during 2005 and 2004 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, respectively.

	Three Months Ended
	30-Jun-06	31-Mar-06	31-Dec-05		30-Sep-05		30-Jun-05

Total Revenue (1)	$—	$—	$2,031		$2,711		$2,739
Expenses:
Operating	—	—	28		105		191
Hotel operating	—	—	1,071		1,526		1,484
Depreciation and amortization	—	—	63		190		193
Total Expenses	—	—	1,162		1,821		1,868
Income before minority interest in Operating Partnership	—	—	869		890		871
Minority interest in Operating Partnership	—	—	139		144		144
Income from discontinued operations (net of minority interest)	$—	$—	$730		$746		$727
Properties (2):			Residence Inn by Marriott	®	Residence Inn by Marriott	®	Residence Inn by Marriott	®
			40-46 Harvard Street		40-46 Harvard Street		40-46 Harvard Street
							Old Federal Reserve

(1) The impact of the straight-line rent adjustment increased (decreased) revenue by $0, $0, $0, $(1) and $(1) for the three months ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, respectively.

(2) Discontinued operations does not include the operations of 280 Park Avenue, Embarcadero Center West Tower, 100 East Pratt Street and Riverfront Plaza due to the Company’s continuing involvement in the management, for a fee, of these properties subsequent to the sales through agreements with the buyers.

Boston Properties, Inc.

Second Quarter 2006

CAPITAL STRUCTURE

Debt

(in thousands)

Aggregate Principal June 30, 2006
Mortgage Notes Payable	$2,912,135
Unsecured Line of Credit	—
Unsecured Senior Notes, net of discount	1,471,266
Unsecured Exchangeable Senior Notes	450,000

Total Debt	$4,833,401

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	5/22/03		3/18/03		1/17/03		12/31/02		Total/Average
Principal Amount	$250,000		$300,000		$175,000		$750,000		$1,475,000
Yield (on issue date)	5.075%		5.636%		6.280%		6.296%		5.95%
Coupon	5.000%		5.625%		6.250%		6.250%		5.91%
Discount	99.329%		99.898%		99.763%		99.650%		99.66%
Ratings:
Moody’s	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)
S&P	BBB	(stable)	BBB	(stable)	BBB	(stable)	BBB	(stable)
Fitch	BBB	(stable)	BBB	(stable)	BBB	(stable)	BBB	(stable)
Maturity Date	6/1/2015		4/15/2015		1/15/2013		1/15/2013
Discount	$1,340		$242		$315		$1,837		$3,734

Unsecured Senior Notes, net of discount	$248,660		$299,758		$174,685		$748,163		$1,471,266

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes (1)
Settlement Date	4/6/2006
Principal Amount	$450,000								$450,000
Yield (on issue date)	3.750%								3.750%
First Optional Redemption Date	5/18/2013
Maturity Date	5/18/2036

Unsecured Senior Exchangable Notes									$450,000

(1)	The initial exchange rate is equivalent to an initial exchange price of approximately $111.78 per share of Boston Properties, Inc.’s common stock.

Equity
(in thousands)

	Shares/Units Outstanding as of 6/30/2006	Common Stock Equivalents		Equivalent (2)
Common Stock	114,219	114,219	(3)	$10,325,398
Common Operating Partnership Units	21,662	21,662	(4)	1,958,245
Series Two Preferred Operating Partnership Units	3,360	4,410		398,664

Total Equity		140,291		$12,682,306

Total Debt				4,833,401

Total Market Capitalization				$17,515,707

(2)	Value based on June 30, 2006 closing price of $90.40 per share of common stock.
(3)	Includes 169 shares of restricted stock.
(4)	Includes 514 long-term incentive plan units.

Boston Properties, Inc.

Second Quarter 2006

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2006	2007	2008	2009	2010	Thereafter	Total
Floating Rate Debt	$32,056	$225,000	$475,000	$—	$—	$—	$732,056
Fixed Rate Debt	79,470	178,126	797,794	184,450	130,625	2,730,880	4,101,345

Total Debt	$111,526	$403,126	$1,272,794	$184,450	$130,625	$2,730,880	$4,833,401

Weighted Average Floating Rate Debt	6.85%	5.55%	5.70%	—	—	—	5.70%
Weighted Average Fixed Rate Debt	7.94%	6.59%	6.83%	7.10%	7.96%	5.34%	5.90%

Total Weighted Average Rate	7.63%	6.01%	6.41%	7.10%	7.96%	5.34%	5.87%

Unsecured Debt

Unsecured Line of Credit - Matures October 30, 2007

(in thousands)

Facility	Outstanding @ 6/30/2006		Letters of Credit	Remaining Capacity @ 6/30/2006
$605,000	$—	(1)	$16,048	$363,952	(1)

(1)	$225 million drawn on the unsecured line of credit is secured by 599 Lexington Avenue and is included under Mortgage Notes Payable.

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	39.75%	4.56%	7.3 years
Secured Debt	60.25%	6.73%	3.3 years

Total Debt	100.00%	5.87%	4.9 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	15.15%	5.70%	1.7 years
Fixed Rate Debt	84.85%	5.90%	5.5 years

Total Debt	100.00%	5.87%	4.9 years

Interest Rate Hedging Instruments (2)

(in thousands)

	Notional Amount	Weighted Average Treasury Rate	Effective Date	Maturity Date
Forward-starting interest rate swaps	$500,000	4.34%	2/1/2007	2/1/2017

(2)	The Company has entered into a series of interest rate hedges to lock in the 10-year treasury rate and 10-year swap spread in contemplation of obtaining long-term fixed rate financing to finance or refinance properties in the Company’s existing portfolio.

Boston Properties, Inc.

Second Quarter 2006

DEBT MATURITIES AND PRINCIPAL PAYMENTS
(in thousands)

Property	2006		2007		2008	2009	2010	Thereafter	Total
Citigroup Center	$3,903		$8,223		$8,816	$9,453	$10,136	$456,898	$497,429
Times Square Tower	—		—		475,000	—	—	—	475,000
Embarcadero Center One and Two	2,794		5,877		278,912	—	—	—	287,583
Prudential Center	2,648		5,619		259,706	—	—	—	267,973
599 Lexington Avenue	—		225,000	(1)		—	—	—	225,000
Embarcadero Center Four	2,052		4,346		129,712	—	—	—	136,110
Embarcadero Center Three	1,357		132,726		—	—	—	—	134,083
Democracy Center	1,148		2,421		2,597	91,132	—	—	97,298
Capital Gallery	81,897	(2)	—		—	—	—	—	81,897
One Freedom Square	1,016		2,122		2,245	2,375	2,513	68,753	79,024
New Dominion Technology Park, Building Two	—		—		—	—	—	63,000	63,000
202, 206 & 214 Carnegie Center	398		845		916	994	56,306	—	59,459
140 Kendrick Street	703		1,466		1,549	1,637	1,730	52,119	59,204
1330 Connecticut Avenue	1,128		2,346		2,452	2,577	2,701	45,021	56,225
New Dominion Technology Park, Building One	654		1,379		1,481	1,594	1,715	49,249	56,072
Reservoir Place	835		1,572		1,666	48,592	—	—	52,665
504, 506 & 508 Carnegie Center	619		1,314		40,914	—	—	—	42,847
10 & 20 Burlington Mall Rd & 91 Hartwell	409		861		925	994	1,069	32,524	36,782
10 Cambridge Center	364		777		844	916	29,677	—	32,578
Sumner Square	305		645		694	747	804	24,691	27,886
1301 New York Avenue	780		1,651		1,781	21,628	—	—	25,840
Eight Cambridge Center	330		702		757	819	22,911	—	25,519
510 Carnegie Center	346		735		23,519	—	—	—	24,600
Reston Corporate Center	352		745		20,524	—	—	—	21,621
University Place	410		864		925	992	1,063	17,359	21,613
Bedford Business Park	417		890		16,859	—	—	—	18,166
Montvale Center	6,661		—		—	—	—	—	6,661

	111,526		403,126		1,272,794	184,450	130,625	809,614	2,912,135

Unsecured Senior Notes	—		—		—	—	—	1,921,266	1,921,266
Unsecured Line of Credit	—		—		—	—	—	—	—

	$111,526		$403,126		$1,272,794	$184,450	$130,625	$2,730,880	$4,833,401

% of Total Debt	2.31%		8.34%		26.33%	3.82%	2.70%	56.50%	100.00%
Balloon Payments	$88,453		$357,726		$1,234,782	$158,698	$107,339	$2,669,993	$4,616,991
Scheduled Amortization	$23,073		$45,400		$38,012	$25,752	$23,286	$60,887	$216,410

(1)	In July 2005, the Company refinanced the debt on the property through a secured draw on the Company’s revolving line of credit facility. The facility expires on October 30, 2007.
(2)	Amount includes construction financing for the expansion of the property of $32.1 million, which matures in February 2008, and existing mortgage financing of $49.8 million, which matures in August 2006. The Company has assumed it will repay both financings upon the maturity date of the existing financing in August 2006.

Boston Properties, Inc.

Second Quarter 2006

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2006 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		June 30, 2006
Total Assets:
Capitalized Property Value		$11,206,975
Cash and Cash Equivalents		370,396
Undeveloped Land, at Cost		234,181
Development in Process, at Cost (including Joint Venture %)		127,177

Total Assets		$12,810,792

Unencumbered Assets		$5,667,164

Secured Debt (Fixed and Variable) (1)		$2,890,084
Joint Venture Debt		226,800
Contingent Liabilities & Letters of Credit		22,824
Unsecured Debt (2)		1,925,000

Total Outstanding Debt		$5,064,708

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)		$53,733
Add: Interest Expense (per Consolidated Income Statement)		78,449
Add: Depreciation and Amortization (per Consolidated Income Statement)		67,912
Add: Loss from early extinguishment of debt		31,457

EBITDA		231,551
Add: Company share of unconsolidated joint venture EBITDA		7,118

Consolidated EBITDA		$238,669

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$78,449
Add: Company share of unconsolidated joint venture interest expense		3,586
Less: Amortization of financing costs		(1,196)
Less: Interest expense funded by construction loan draws		(238)

Adjusted Interest Expense		$80,601

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	42.4%
Secured Debt/Total Assets	Less than 50%	26.1%
Interest Coverage (Annualized Consolidated EBITDA to
Annualized Interest Expense)	Greater than 1.50x	2.96
Unencumbered Assets/ Unsecured Debt	Greater than 150%	294.4%

Unencumbered Consolidated EBITDA		$107,574

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.11

% of unencumbered Consoidated EBITDA to Consolidated EBITDA		45.1%

# of unencumbered properties		73

(1)	Excludes Fair Value Adjustment of $22,051.
(2)	Excludes Debt Discount of $3,734.

Boston Properties, Inc.

Second Quarter 2006

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information
(unaudited and in thousands)
as of June 30, 2006

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue	Wisconsin Place (1)(2)	505 9th Street (1)	Value- Added Fund (3)	New York Land Venture (1)	Combined
Total Equity (4)	$7,364	$33,884	$20,019	$1,266	$5,936	$21,585	$4,981	$1,927	$96,962

Mortgage/Construction loans payable (4)	$45,566	$67,088	$21,273	$42,500	$12,909	$9,539	$16,125	$11,800	$226,800

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%	23.89%	50.00%	25.00%	50.00%

Results of Operations
(unaudited and in thousands)
for the three months ended June 30, 2006

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue		Wisconsin Place (1)(2)	505 9th Street (1)	Value- Added Fund (3)	New York Land Venture (1)	Combined
REVENUE
Total revenue	$5,388	$8,099	$3,174	$7,611		$—	$—	$2,316	$—	$26,588	(5)

EXPENSES
Operating	1,782	2,281	1,176	2,529		—	—	755	25	8,548

SUBTOTAL	3,606	5,818	1,998	5,082		—	—	1,561	(25)	18,040
Interest	1,767	2,710	988	2,232		—	—	1,009	329	9,035
Depreciation and amortization	1,255	1,290	1,214	1,400		—	—	828	—	5,987

NET INCOME/(LOSS)	$584	$1,818	$(204)	$1,450		$—	$—	$(276)	$(354)	$3,018

BXP’s share of net income/(loss)	$292	$928	$(71)	$776	(6)	$—	$—	$(70)	$(178)	$1,677
BXP’s share of depreciation & amortization	628	658	425	363		—	—	208	—	2,282

BXP’s share of Funds from Operations (FFO)	$920	$1,586	$354	$1,139		$—	$—	$138	$(178)	$3,959

(1)	Property is currently not in service (i.e., under construction or undeveloped land).
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(3)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company’s share.
(5)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $1,942 and ($93), respectively for the three months ended June 30, 2006.
(6)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Second Quarter 2006

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property
(in thousands)

Property	2006	2007	2008	2009	2010	Thereafter	Total
Metropolitan Square (51%)	$460	$978	$1,061	$1,152	$63,437	$—	$67,088
Market Square North (50%)	510	1,081	1,167	1,260	41,548	—	45,566
901 New York Avenue (25%)	—	—	554	635	669	40,642	42,500
265 Franklin Street (35%)	—	21,273	—	—	—	—	21,273	(1)
Wisconsin Place (23.89%)	(61)	1,429	1,395	10,146		—	12,909	(2)
New York Land Venture (50%)	—	—	11,800	—	—	—	11,800
505 9th Street (50%)	—	—	—	—	—	9,539	9,539	(3)

	$909	$24,761	$15,977	$13,193	$105,654	$50,181	$210,675

Weighted Average Rate (2)	7.95%	6.38%	7.40%	6.85%	8.00%	5.35%	7.06%

% of Total Debt	0.43%	11.75%	7.58%	6.26%	50.15%	23.82%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	23.47%	6.65%	1.7 years
Fixed Rate Debt	76.53%	7.18%	5.5 years

Total Debt	100.00%	7.06%	4.7 years

(*)	All amounts represent the Company’s share. Amounts exlcude the Value-Added Fund, see page 19 for additional information on debt pertaining to the Value-Added Fund.
(1)	The loan facility allows the venture to borrow an additional $9.2 million (of which the Company’s share is $3.2 million).
(2)	Approximately $10.1 million represents construction loan financing which matures in 2009. The remaining amount represents a seller financed non-interest bearing purchase money mortgage and includes adjustments to reflect the fair value of the note. The weighted-average interest rates exclude the impact of this loan.
(3)	Amount represents construction financing comprised of a $60.0 million loan commitment (of which the Company’s share is $30.0 million) which bears interest at a fixed rate of 5.73% per annum and a $35.0 million loan commitment (of which the Company’s share is $17.5 million) which bears interest at a variable rate of LIBOR plus 1.25% per annum. The financing is convertible to a ten-year fixed rate loan in October 2007 at an interest rate of 5.73% per annum with a provision for an increase in the borrowing capacity by $35.0 million (of which the Company’s share would be $17.5 million). The conversion is subject to conditions which the Company expects to satisfy.

Boston Properties, Inc.

Second Quarter 2006

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Company intends to leverage its regional operating platform to source and acquire properties that will generate opportunity for value creation through repositioning, capital improvements and/or leasing strategies. The Value-Added Fund has total equity commitments of $140 million. Assuming an estimated 65% leverage ratio, the Value-Added Fund could have up to $400 million of total investments. The Company will receive asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

The Company’s interest in the Value-Added Fund is 25%. The investment in the Value-Added Fund is not included in the Company’s portfolio information tables or any other portfolio level statistics.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Notes Payable (1)
Worldgate Plaza, Herndon, VA	4	322,328	75.0%	$33.15	$14,250	(2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	6.67	1,875	(3)

Total	5	433,210	81.4%	$24.83	$16,125

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2006

Value-Added Fund
REVENUE

Total revenue (4)	$2,316

EXPENSES
Operating	755

SUBTOTAL	1,561

Interest	1,009
Depreciation and amortization	828

NET LOSS	$(276)

BXP’s share of net loss	$(70)
BXP’s share of depreciation & amortization	208

BXP’s share of Funds from Operations (FFO)	$138

The Company’s Equity in the Value-Added Fund	$4,981

(1)	Represents the Company’s share.
(2)	The mortgage bears interest at LIBOR plus 0.89% per annum and matures December 1, 2007 with two one-year extension options. As of June 30, 2006, the interest rate was 6.03% per annum.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $110 and ($93), respectively for the three months ended June 30, 2006.

Boston Properties, Inc.

Second Quarter 2006

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Consolidated Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended June 30, 2006            (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total	Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	8,042,781	(5)	20.5%	776,234	2.4%	8,819,015	29.1%	3.0%	25.9%
Greater Washington	7,466,904	(6)	17.5%	858,583	1.3%	8,325,487	27.5%	—	18.8%
Greater San Francisco	4,206,214		11.8%	—	—	4,206,214	13.9%	—	11.8%
Midtown Manhattan	6,616,034		39.6%	—	—	6,616,034	21.8%	—	39.6%
Princeton/East Brunswick, NJ	2,319,229		3.9%	—	—	2,319,229	7.7%	—	3.9%

	28,651,162		93.3%	1,634,817	3.7%	30,285,979	100.0%	3.0%	100.0%

% of Total	94.6%			5.4%		100.0%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	18.8%	7.1%	25.9%
Greater Washington	5.9%	12.9%	18.8%
Greater San Francisco	10.2%	1.6%	11.8%
Midtown Manhattan	39.6%	—	39.6%
Princeton/East Brunswick, NJ	—	3.9%	3.9%

Total	74.5%	25.5%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400

Total Hotel Properties	833	750,400

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	31,837	9,759,342

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	For a quantitative reconciliation of consolidated net operating income (NOI) to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,300,000 square feet of retail space.
(4)	The calculation for percentage of Net Operating Income excludes termination income.
(5)	Includes 347,211 square feet at 265 Franklin Street which is 35% owned by Boston Properties.
(6)	Includes 586,478 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.

Boston Properties, Inc.

Second Quarter 2006

In-Service Property Listing

as of June 30, 2006

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,183,449	87.5%	$37.86	Y	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	857,386	100.0%	52.01	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	94.1%	35.74	Y	CBD
The Shops at the Prudential Center	CBD Boston MA	1	499,101	92.0%	64.41	Y(1)	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	44.96	N	CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	347,211	90.9%	45.45	Y	CBD
One Cambridge Center	East Cambridge MA	1	215,385	77.7%	39.70	N	CBD
Three Cambridge Center	East Cambridge MA	1	108,152	100.0%	28.90	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	35.12	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	36.80	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	45.41	N	CBD
University Place	Mid-Cambridge MA	1	196,007	99.6%	38.57	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	526,998	87.2%	30.29	Y	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	97.5%	27.27	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.46	Y	S
(2) Prospect Place	Route 128 Mass Turnpike MA	1	296,436	68.4%	26.48	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	92.4%	28.32	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	48.62	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	98.0%	37.90	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	96.1%	34.17	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,048	85.8%	21.90	Y	S
Bedford Business Park	Route 128 Northwest MA	1	89,961	16.3%	20.65	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.31	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	90.9%	24.21	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	53.25	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	21.15	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	30.20	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,689	94.3%	24.17	N	S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	30.29	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	89.8%	31.81	N	S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	37.12	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	29.86	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	22.04	N	S
Newport Office Park	Route 128 South MA	1	170,013	100.0%	23.36	N	S

		41	8,042,781	92.3%	$37.52

Office/Technical
(2) Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	75.47	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.19	N	CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	16.10	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	14.00	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	12.40	N	S

		6	776,234	100.0%	$33.91

	Total Greater Boston:	47	8,819,015	93.0%	$37.18

Boston Properties, Inc.

Second Quarter 2006

In-Service Property Listing (continued)

as of June 30, 2006

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
(2) Capital Gallery	Southwest Washington DC	1	302,257	94.3%	$40.31	Y	CBD
500 E Street, S. W.	Southwest Washington DC	1	246,057	100.0%	34.83	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	586,478	99.9%	44.48	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.75	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	50.75	Y	CBD
901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	98.0%	51.61	Y	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	43.27	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	99.6%	49.51	Y	CBD
Sumner Square	CBD Washington DC	1	208,665	87.4%	40.48	Y	CBD
Democracy Center	Montgomery County MD	3	683,221	75.2%	31.66	Y	S
Montvale Center	Montgomery County MD	1	122,687	89.1%	24.55	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	38.10	N	S
Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	25.29	N	S
One Freedom Square	Fairfax County VA	1	414,170	99.4%	34.51	Y	S
Two Freedom Square	Fairfax County VA	1	421,676	100.0%	37.62	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	26.11	N	S
Two Reston Overlook	Fairfax County VA	1	134,317	100.0%	28.39	N	S
One and Two Discovery Square	Fairfax County VA	2	367,018	100.0%	39.03	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	32.01	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	40.70	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	30.90	Y	S
(2) 12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	33.20	N	S
12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	33.45	N	S
12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	32.24	N	S

		30	7,466,904	96.8%	$37.76

Office/Technical
Broad Run Business Park	Loudoun County	1	128,646	73.7%	21.35	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	18.83	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	21.39	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.69	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	15.31	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	16.92	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.92	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.90	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.31	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.62	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	16.05	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	24.66	N	S

		12	858,583	96.1%	$18.55

	Total Greater Washington:	42	8,325,487	96.7%	$35.79

Boston Properties, Inc.

Second Quarter 2006

In-Service Property Listing (continued)

as of June 30, 2006

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,016,218	100.0%	$67.68	Y (3)	CBD
Citigroup Center	Park Avenue NY	1	1,569,671	99.9%	66.81	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,689,579	100.0%	74.29	N	CBD
Times Square Tower	Times Square NY	1	1,238,787	98.7%	60.85	Y	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	54.97	N	CBD

	Total Midtown Manhattan:	5	6,616,034	99.7%	$65.78

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$26.69	N	S
104 Carnegie Center	Princeton NJ	1	102,830	66.7%	31.75	N	S
105 Carnegie Center	Princeton NJ	1	70,029	81.1%	29.19	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	26.38	N	S
202 Carnegie Center	Princeton NJ	1	128,705	82.3%	29.90	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	30.81	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	74.5%	32.11	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	29.34	N	S
212 Carnegie Center	Princeton NJ	1	149,398	91.9%	34.98	N	S
214 Carnegie Center	Princeton NJ	1	150,774	76.8%	31.02	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	34.89	N	S
502 Carnegie Center	Princeton NJ	1	116,374	91.3%	33.73	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.85	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	35.06	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	29.49	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	24.30	Y	S
One Tower Center	East Brunswick NJ	1	412,222	64.9%	37.16	N	S

	Total Princeton/East Brunswick, NJ:	16	2,319,229	86.5%	$31.40

Greater San Francisco
Office
(2) 303 Almaden	San Jose, CA	1	157,537	100.0%	$26.90	N	CBD
Embarcadero Center One	CBD San Francisco CA	1	818,711	75.0%	$45.76	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	770,231	87.9%	46.28	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	762,732	90.2%	40.84	Y	CBD
Embarcadero Center Four	CBD San Francisco CA	1	934,764	95.0%	57.50	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	31.04	N	S
601 and 651 Gateway	South San Francisco CA	2	505,937	87.7%	26.08	N	S

	Total Greater San Francisco:	8	4,206,214	88.6%	$43.59

	Total In-Service Properties:	118	30,285,979	94.4%	$43.82

(1)	93,797 square feet of space is unencumbered.
(2)	Not included in same property analysis.
(3)	The mortgage loan secured by 599 Lexington Avenue was refinanced through a secured draw on the Company’s revolving line of credit facility, which facility expires on October 30, 2007.

Boston Properties, Inc.

Second Quarter 2006

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED						TENANT DIVERSIFICATION (GROSS RENT) *
	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,624,697	(1)	5.36%
2	Ernst & Young	1,164,969		3.85%
3	Citibank NA	1,116,094		3.69%
4	Lockheed Martin	748,799		2.47%
5	Shearman & Sterling	585,808		1.93%
6	Genentech	546,750		1.81%
7	Gillette	484,051		1.60%
8	Lehman Brothers	436,723		1.44%
9	Kirkland & Ellis	420,227	(2)	1.39%
10	Parametric Technology	380,987		1.26%
11	Washington Group International	365,245		1.21%
12	Finnegan Henderson Farabow	349,146	(3)	1.15%
13	Ann Taylor	338,942		1.12%
14	Orbital Sciences	337,228		1.11%
15	Northrop Grumman	327,677		1.08%
16	Akin Gump Strauss Hauer & Feld	290,132		0.96%
17	Bingham McCutchen	283,175		0.94%
18	MIT	276,851		0.91%
19	O’Melveny & Myers	268,733		0.89%
20	Accenture	263,878		0.87%
	Total % of Portfolio Square Feet			35.03%
	Total % of Portfolio Revenue			37.54%
Major Future Signed Deals

Tenant	Property	Sq. Ft.	* The classification of the Company’s tenants is based on the
U.S. Government’s North American Industry Classification
System (NAICS), which has replaced the Standard Industrial
						Classification (SIC) system.
	DLA Piper Rudnick Gray Cary US LLP	505 9th Street		231,748	(4)(5)
	HMS Host	Democracy Center		141,919

(1) Includes 96,660 square feet of space in properties in which Boston Properties has a 51% and 50% interest.
(2) Includes 156,576 square feet of space in a property in which Boston Properties has a 51% interest.
(3) Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.
(4) Property is currently in development.
(5) Boston Properties has a 50% interest in this property.

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2006	527,854	$21,366,821	$40.48	$21,365,355	$40.48	1.93%
2007	1,805,097	68,357,350	37.87	68,685,612	38.05	6.60%
2008	1,588,285	66,681,964	41.98	67,909,263	42.76	5.81%
2009	2,633,089	99,437,628	37.76	104,336,241	39.63	9.63%
2010	1,971,941	86,483,459	43.86	90,544,361	45.92	7.21%
2011	2,452,372	105,493,948	43.02	113,053,326	46.10	8.97%
2012	2,446,859	113,974,192	46.58	122,590,620	50.10	8.95%
2013	584,238	22,699,672	38.85	25,176,241	43.09	2.14%
2014	1,859,416	62,485,690	33.61	70,137,301	37.72	6.80%
2015	1,472,371	53,662,095	36.45	63,025,888	42.81	5.38%
Thereafter	8,202,493	429,498,370	52.36	518,895,906	63.26	30.00%

Occupancy By Location*

	CBD		Suburban		Total
Location	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-05
Midtown Manhattan	99.7%	97.4%	n/a	n/a	99.7%	97.4%
Greater Boston	93.2%	92.5%	91.3%	90.6%	92.3%	91.6%
Greater Washington	98.2%	98.0%	95.8%	96.7%	96.8%	97.2%
Greater San Francisco	87.8%	88.8%	91.8%	72.2%	88.6%	86.0%
Princeton/East Brunswick, NJ	n/a	n/a	86.5%	88.4%	86.5%	88.4%

Total Portfolio	95.5%	94.7%	92.1%	91.2%	94.2%	93.4%

	* Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2006	267,112	$3,791,240	$14.19	$3,791,240	$14.19	16.34%
2007	321,900	6,036,179	18.75	6,105,445	18.97	19.69%
2008	70,440	1,402,747	19.91	1,441,110	20.46	4.31%
2009	78,908	1,579,541	20.02	1,666,038	21.11	4.83%
2010	132,510	2,036,218	15.37	2,122,930	16.02	8.11%
2011	57,321	877,397	15.31	877,397	15.31	3.51%
2012	67,362	1,494,754	22.19	1,646,319	24.44	4.12%
2013	80,000	1,665,316	20.82	1,569,316	19.62	4.89%
2014	285,972	5,211,689	18.22	5,898,872	20.63	17.49%
2015	—	—	—	—	—	—
Thereafter	225,532	17,292,139	76.67	17,592,097	78.00	13.80%

Occupancy By Location
	CBD		Suburban		Total
Location	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-05
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	n/a	n/a	96.1%	96.1%	96.1%	96.1%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	97.5%	97.5%	97.9%	97.6%

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2006	7,415	$460,421	$62.09		$460,421	$62.09		0.61%
2007	62,107	$5,115,834	82.37	(1)	$5,429,374	87.42	(1)	5.08%
2008	66,536	$3,938,325	59.19		$4,013,184	60.32		5.44%
2009	66,475	$3,350,265	50.40		$3,408,647	51.28		5.44%
2010	97,608	$3,400,391	34.84		$3,509,463	35.95		7.99%
2011	60,729	$3,731,647	61.45		$4,054,892	66.77		4.97%
2012	96,714	$4,918,987	50.86		$5,361,804	55.44		7.91%
2013	65,395	$5,811,701	88.87		$6,275,328	95.96		5.35%
2014	49,237	$4,323,595	87.81		$4,887,960	99.27		4.03%
2015	92,275	$7,961,401	86.28		$8,696,380	94.24		7.55%
Thereafter	557,584	$30,916,354	55.45		$38,478,885	69.01		45.63%

(1)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $56.66 and $61.69 in 2007.

Boston Properties, Inc.

Second Quarter 2006

GRAND TOTAL OF ALL IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2006	802,381	$25,618,482	$31.93	$25,617,016	$31.93	2.6%
2007	2,189,104	79,509,362	36.32	80,220,432	36.65	7.2%
2008	1,725,261	72,023,036	41.75	73,363,556	42.52	5.7%
2009	2,778,472	104,367,434	37.56	109,410,926	39.38	9.2%
2010	2,202,059	91,920,068	41.74	96,176,754	43.68	7.3%
2011	2,570,422	110,102,992	42.83	117,985,615	45.90	8.5%
2012	2,610,935	120,387,933	46.11	129,598,743	49.64	8.6%
2013	729,633	30,176,689	41.36	33,020,886	45.26	2.4%
2014	2,194,625	72,020,974	32.82	80,924,134	36.87	7.2%
2015	1,564,646	61,623,496	39.38	71,722,267	45.84	5.2%
Thereafter	8,985,609	477,706,863	53.16	574,966,887	63.99	29.7%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-06	30-Jun-05	30-Jun-05
Midtown Manhattan	99.7%	97.4%	n/a	n/a	99.7%	97.4%
Greater Boston	93.6%	92.6%	92.3%	88.3%	93.0%	90.5%
Greater Washington	98.2%	98.0%	95.9%	96.6%	96.7%	97.1%
Greater San Francisco	87.8%	88.8%	91.8%	72.2%	88.6%	86.0%
Princeton/East Brunswick, NJ	n/a	n/a	86.5%	88.40	86.5%	88.4%

Total Portfolio	95.6%	94.7%	92.7%	90.8%	94.4%	93.2%

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston
	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	263,804	$8,903,928	$33.75	$8,902,462	$33.75		253,704	$3,525,208	$13.89	$3,525,208	$13.89
2007	654,847	23,245,683	35.50	23,413,319	35.75		144,140	2,201,377	15.27	2,263,447	15.70
2008	681,284	21,689,784	31.84	22,023,296	32.33		—	—	—	—	—
2009	1,331,257	47,652,683	35.80	51,144,943	38.42		—	—	—	—	—
2010	433,887	14,149,113	32.61	14,676,319	33.83		—	—	—	—	—
2011	1,046,397	42,504,529	40.62	46,039,960	44.00		—	—	—	—	—
2012	754,043	28,190,853	37.39	30,112,438	39.93		67,362	1,494,754	22.19	1,646,319	24.44
2013	276,618	12,402,226	44.84	13,580,160	49.09		80,000	1,665,316	20.82	1,569,316	19.62
2014	515,436	18,235,378	35.38	19,401,527	37.64		—	—	—	—	—
2015	201,917	7,818,533	38.72	8,447,079	41.83		—	—	—	—	—
Thereafter	514,684	18,095,204	35.16	23,714,643	46.08		225,532	17,292,139	76.67	17,592,097	78.00

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—	$—	$—		517,508	$12,429,136	$24.02	$12,427,670	$24.01
2007	18,675	3,083,858	165.13	3,130,418	167.63	(1)	817,662	28,530,918	34.89	28,807,185	35.23
2008	12,570	1,301,873	103.57	1,313,201	104.47		693,854	22,991,657	33.14	23,336,497	33.63
2009	13,111	1,235,171	94.21	1,244,279	94.90		1,344,368	48,887,854	36.36	52,389,222	38.97
2010	41,531	787,101	18.95	787,101	18.95		475,418	14,936,214	31.42	15,463,420	32.53
2011	14,096	1,022,871	72.56	1,056,760	74.97		1,060,493	43,527,400	41.04	47,096,721	44.41
2012	52,949	2,118,859	40.02	2,163,063	40.85		874,354	31,804,466	36.37	33,921,819	38.80
2013	23,705	2,998,098	126.48	3,131,667	132.11		380,323	17,065,640	44.87	18,281,143	48.07
2014	19,902	2,182,558	109.67	2,342,102	117.68		535,338	20,417,936	38.14	21,743,629	40.62
2015	43,651	5,743,886	131.59	6,110,855	139.99		245,568	13,562,419	55.23	14,557,934	59.28
Thereafter	385,433	14,128,762	36.66	16,358,106	42.44		1,125,649	49,516,105	43.99	57,664,846	51.23

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $58.22 and $62.25 in 2007.

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—		—	—	—	—	—
Q3 2006	168,889	5,664,241	33.54	5,664,241	33.54		253,704	3,525,208	13.89	3,525,208	13.89
Q4 2006	94,915	3,239,687	34.13	3,238,221	34.12		—	—	—	—	—

Total 2006	263,804	$8,903,928	$33.75	$8,902,462	$33.75		253,704	3,525,208	13.89	3,525,208	13.89

Q1 2007	111,072	$3,580,063	$32.23	$3,580,063	$32.23		—	$—	$—	$—	$—
Q2 2007	167,782	6,076,629	36.22	6,091,845	36.31		—	—	—	—	—
Q3 2007	81,744	3,645,036	44.59	3,633,207	44.45		144,140	2,201,377	15.27	2,263,447	15.70
Q4 2007	294,249	9,943,954	33.79	10,108,204	34.35		—	—	—	—	—

Total 2007	654,847	$23,245,683	$35.50	$23,413,319	$35.75		144,140	2,201,377	15.27	2,263,447	15.70

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—		—	—	—	—	—
Q3 2006	—	—	—	—	—		422,593	9,189,449	21.75	9,189,449	21.75
Q4 2006	—	—	—	—	—		94,915	3,239,687	34.13	3,238,221	34.12

Total 2006	—	—	$—	$—	$—		517,508	$12,429,136	$24.02	$12,427,670	$24.01

Q1 2007	12,559	$1,213,645.56	$96.64	1,180,046	$93.96		123,631	$4,793,709	$38.77	$4,760,109	$38.50
Q2 2007	1,697	468,277	275.94	450,277	265.34		169,479	6,544,906	38.62	6,542,122	38.60
Q3 2007	11	526,501	47,863.72	544,501	49,500.09		225,895	6,372,914	28.21	6,441,155	28.51
Q4 2007	4,408	875,435	198.60	955,595	216.79		298,657	10,819,389	36.23	11,063,799	37.05

Total 2007	18,675	$3,083,858.28	$165.13	$3,130,418.28	$167.63	(1)	817,662	$28,530,918	$34.89	$28,807,185	$35.23

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $58.22 and $62.25 in 2007.

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	58,076	$2,016,060	$34.71	$2,016,060	$34.71	13,408	$266,032	$19.84	$266,032	$19.84
2007	376,835	13,333,720	35.38	13,390,614	35.53	177,760	3,834,802	21.57	3,841,998	21.61
2008	210,234	7,204,616	34.27	7,500,416	35.68	70,440	1,402,747	19.91	1,441,110	20.46
2009	793,595	28,685,292	36.15	29,473,941	37.14	78,908	1,579,541	20.02	1,666,038	21.11
2010	919,743	36,447,351	39.63	38,931,100	42.33	132,510	2,036,218	15.37	2,122,930	16.02
2011	740,748	25,764,895	34.78	28,724,836	38.78	57,321	877,397	15.31	877,397	15.31
2012	793,186	29,138,605	36.74	33,225,259	41.89	—	—	—	—	—
2013	62,139	1,806,303	29.07	2,119,246	34.10	—	—	—	—	—
2014	426,087	15,662,399	36.76	18,621,766	43.70	285,972	5,211,689	18.22	5,898,872	20.63
2015	710,870	26,892,422	37.83	32,225,757	45.33	—	—	—	—	—
Thereafter	1,941,953	79,588,120	40.98	96,090,162	49.48	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—	$—	$—	71,484	$2,282,092	$31.92	$2,282,092	$31.92
2007	12,618	389,499	30.87	395,370	31.33	567,213	17,558,020	30.95	17,627,982	31.08
2008	18,152	772,376	42.55	793,255	43.70	298,826	9,379,740	31.39	9,734,780	32.58
2009	22,679	741,939	32.71	769,305	33.92	895,182	31,006,773	34.64	31,909,284	35.65
2010	18,410	712,823	38.72	772,247	41.95	1,070,663	39,196,392	36.61	41,826,277	39.07
2011	15,459	716,678	46.36	741,784	47.98	813,528	27,358,970	33.63	30,344,018	37.30
2012	7,519	173,706	23.10	195,877	26.05	800,705	29,312,311	36.61	33,421,136	41.74
2013	13,377	629,638	47.07	734,208	54.89	75,516	2,435,941	32.26	2,853,454	37.79
2014	9,602	419,396	43.68	495,769	51.63	721,661	21,293,484	29.51	25,016,407	34.67
2015	17,701	732,382	41.38	905,823	51.17	728,571	27,624,804	37.92	33,131,580	45.47
Thereafter	30,289	1,128,908	37.27	1,638,978	54.11	1,972,242	80,717,029	40.93	97,729,140	49.55

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	39,004	1,517,631	38.91	1,517,631	38.91	—	—	—	—	—
Q4 2006	19,072	498,430	26.13	498,430	26.13	13,408	266,032	19.84	266,032	19.84

Total 2006	58,076	$2,016,060	$34.71	$2,016,060	$34.71	13,408	$266,032	$19.84	$266,032	$19.84

Q1 2007	48,233	$1,686,102	$34.96	$1,686,102	$34.96	—	$—	$—	$—	$—
Q2 2007	49,023	1,974,794	40.28	1,978,304	40.35	14,338	225,545	15.73	225,545	15.73
Q3 2007	257,600	8,907,200	34.58	8,938,616	34.70	52,050	1,073,679	20.63	1,073,679	20.63
Q4 2007	21,979	765,623	34.83	787,591	35.83	111,372	2,535,577	22.77	2,542,774	22.83

Total 2007	376,835	$13,333,720	$35.38	$13,390,614	$35.53	177,760	$3,834,802	$21.57	$3,841,998	$21.61

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	39,004	1,517,631	38.91	1,517,631	38.91
Q4 2006	—	—	—	—	—	32,480	764,462	23.54	764,462	23.54

Total 2006	—	$—	$—	—	$—	71,484	$2,282,092	$31.92	2,282,092	$31.92

Q1 2007	752	$26,436	$35.15	$26,436	$35.15	48,985	$1,712,539	$34.96	$1,712,539	$34.96
Q2 2007	7,393	129,939	17.58	131,613	17.80	70,754	2,330,278	32.93	2,335,463	33.01
Q3 2007	—	—	—	—	—	309,650	9,980,879	32.23	10,012,296	32.33
Q4 2007	4,473	233,124	52.12	237,320	53.06	137,824	3,534,324	25.64	3,567,685	25.89

Total 2007	12,618	$389,499	$30.87	$395,370	$31.33	567,213	$17,558,020	$30.95	$17,627,982	$31.08

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	178,159	$9,267,704	$52.02	$9,267,704	$52.02	—	$—	$—	$—	$—
2007	362,375	15,862,714	43.77	15,893,991	43.86	—	—	—	—	—
2008	292,181	11,014,935	37.70	11,258,506	38.53	—	—	—	—	—
2009	151,156	6,742,500	44.61	6,856,150	45.36	—	—	—	—	—
2010	192,230	10,917,948	56.80	11,590,298	60.29	—	—	—	—	—
2011	239,624	19,832,408	82.76	20,169,478	84.17	—	—	—	—	—
2012	154,714	7,111,024	45.96	7,755,623	50.13	—	—	—	—	—
2013	108,232	4,031,345	37.25	4,587,339	42.38	—	—	—	—	—
2014	394,987	13,727,871	34.76	15,548,193	39.36	—	—	—	—	—
2015	339,570	10,658,663	31.39	12,960,042	38.17	—	—	—	—	—
Thereafter	1,040,148	40,736,463	39.16	47,399,582	45.57	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	6,756	$377,194	$55.83	$377,194	$55.83	184,915	$9,644,898	$52.16	$9,644,898	$52.16
2007	18,428	1,164,551	63.19	1,190,756	64.62	380,803	17,027,266	44.71	17,084,748	44.87
2008	34,132	1,797,622	52.67	1,836,497	53.81	326,313	12,812,557	39.26	13,095,003	40.13
2009	30,685	1,373,154	44.75	1,395,063	45.46	181,841	8,115,654	44.63	8,251,213	45.38
2010	37,667	1,900,468	50.45	1,950,115	51.77	229,897	12,818,416	55.76	13,540,413	58.90
2011	16,624	679,568	40.88	750,815	45.16	256,248	20,511,975	80.05	20,920,294	81.64
2012	30,196	1,904,521	63.07	2,135,562	70.72	184,910	9,015,544	48.76	9,891,185	53.49
2013	13,800	828,148	60.01	896,395	64.96	122,032	4,859,493	39.82	5,483,734	44.94
2014	8,365	534,042	63.84	591,420	70.70	403,352	14,261,913	35.36	16,139,612	40.01
2015	30,923	1,485,134	48.03	1,679,701	54.32	370,493	12,143,797	32.78	14,639,744	39.51
Thereafter	2,391	160,199	67.00	175,894	73.57	1,042,539	40,896,662	39.23	47,575,476	45.63

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	50,883	2,744,065	53.93	2,744,065	53.93	—	—	—	—	—
Q4 2006	127,276	6,523,639	51.26	6,523,639	51.26	—	—	—	—	—

Total 2006	178,159	$9,267,704	$52.02	$9,267,704	$52.02	—	—	—	—	—

Q1 2007	35,182	$1,129,431	$32.10	$1,129,431	$32.10	—	$—	$—	$—	$—
Q2 2007	161,362	7,385,222	45.77	7,390,210	45.80	—	—	—	—	—
Q3 2007	97,877	4,375,429	44.70	4,379,777	44.75	—	—	—	—	—
Q4 2007	67,954	2,972,633	43.74	2,994,574	44.07	—	—	—	—	—

Total 2007	362,375	$15,862,714	$43.77	$15,893,991	$43.86	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	2,294	209,808	91.46	209,808	91.46	53,177	2,953,873	55.55	2,953,873	55.55
Q4 2006	4,462	167,386	37.51	167,386	37.51	131,738	6,691,025	50.79	6,691,025	50.79

Total 2006	6,756	$377,194	$55.83	$377,194	$55.83	184,915	$9,644,898	$52.16	$9,644,898	$52.16

Q1 2007	4,593	$196,360	$42.75	$196,360	$42.75	39,775	$1,325,791	$33.33	$1,325,791	33.33
Q2 2007	1,611	140,592	87.27	140,592	87.27	162,973	7,525,814	46.18	7,530,803	46.21
Q3 2007	10,288	690,684	67.13	716,889	69.68	108,165	5,066,112	46.84	5,096,665	47.12
Q4 2007	1,936	136,915	70.72	136,915	70.72	69,890	3,109,548	44.49	3,131,489	44.81

Total 2007	18,428	1,164,551	63.19	1,190,756	64.62	380,803	$17,027,266	$44.71	$17,084,748	$44.87

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	8,157	$517,829	$63.48	$517,829	$63.48	—	$—	$—	$—	$—
2007	53,852	3,776,784	70.13	3,782,946	70.25	—	—	—	—	—
2008	390,755	26,330,646	67.38	26,671,230	68.26	—	—	—	—	—
2009	112,248	8,082,942	72.01	8,160,911	72.70	—	—	—	—	—
2010	288,970	20,201,044	69.91	20,491,774	70.91	—	—	—	—	—
2011	94,511	6,337,986	67.06	6,727,174	71.18	—	—	—	—	—
2012	739,416	49,349,851	66.74	51,303,816	69.38	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	4,172	240,307	57.60	287,451	68.90	—	—	—	—	—
2015	65,862	4,154,187	63.07	4,519,547	68.62	—	—	—	—	—
Thereafter	4,636,357	288,855,329	62.30	349,145,024	75.31	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	659	$83,227	$126.29	$83,227	$126.29	8,816	$601,056	$68.18	$601,056	$68.18
2007	12,386	477,925	38.59	712,829	57.55	66,238	4,254,709	64.23	4,495,775	67.87
2008	1,682	66,453	39.51	70,230	41.75	392,437	26,397,099	67.26	26,741,461	68.14
2009	—	—	—	—	—	112,248	8,082,942	72.01	8,160,911	72.70
2010	—	—	—	—	—	288,970	20,201,044	69.91	20,491,774	70.91
2011	14,550	1,312,531	90.21	1,505,532	103.47	109,061	7,650,516	70.15	8,232,706	75.49
2012	6,050	721,901	119.32	867,303	143.36	745,466	50,071,752	67.17	52,171,118	69.98
2013	14,513	1,355,817	93.42	1,513,058	104.26	14,513	1,355,817	93.42	1,513,058	104.26
2014	11,368	1,187,598	104.47	1,458,669	128.31	15,540	1,427,906	91.89	1,746,120	112.36
2015	—	—	—	—	—	65,862	4,154,187	63.07	4,519,547	68.62
Thereafter	139,471	15,498,485	111.12	20,305,907	145.59	4,775,828	304,353,814	63.73	369,450,930	77.36

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	8,157	517,829	63.48	517,829	63.48	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—	—	—	—

Total 2006	8,157	$517,829	$63.48	$517,829	$63.48	—	$—	$—	$—	$—

Q1 2007	—	$—	$—	$—	$—	—	$—	$—	—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	53,852	3,776,784	70.13	3,782,946	70.25	—	—	—	—	—
Q4 2007	—	—	—	—	—	—	—	—	—	—

Total 2007	53,852	$3,776,784	$70.13	$3,782,946	$70.25	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	350	26,166	74.76	26,166	74.76	8,507	543,995	63.95	543,995	63.95
Q4 2006	309	57,061	184.66	57,061	184.66	309	57,061	184.66	57,061	184.66

Total 2006	659	$83,227	$126.29	$83,227	$126.29	8,816	$601,056	$68.18	$601,056	$68.18

Q1 2007	12,386	$477,924.96	$38.59	712,829	$57.55	12,386	$477,924.96	$38.59	712,829	$57.55
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	53,852	3,776,784	70.13	3,782,946	70.25
Q4 2007	—	—	—	—	—	—	—	—	—	—

Total 2007	12,386	$477,925	$38.59	$712,829	$57.55	66,238	$4,254,709	$64.23	$4,495,775	$67.87

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick
	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	19,658	$661,299	$33.64	$661,299	$33.64	—	$—	$—	$—	$—
2007	357,188	12,138,449	33.98	12,204,742	34.17	—	—	—	—	—
2008	13,831	441,984	31.96	455,815	32.96	—	—	—	—	—
2009	244,833	8,274,211	33.80	8,700,296	35.54	—	—	—	—	—
2010	137,111	4,768,003	34.77	4,854,870	35.41	—	—	—	—	—
2011	331,092	11,054,130	33.39	11,391,878	34.41	—	—	—	—	—
2012	5,500	183,859	33.43	193,484	35.18	—	—	—	—	—
2013	137,249	4,459,798	32.49	4,889,497	35.63	—	—	—	—	—
2014	518,734	14,619,735	28.18	16,278,366	31.38	—	—	—	—	—
2015	154,152	4,138,290	26.85	4,873,463	31.61	—	—	—	—	—
Thereafter	69,351	2,223,253	32.06	2,546,496	36.72	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—	$—	$—	19,658	$661,299	$33.64	$661,299	$33.64
2007	—	—	—	—	—	357,188	12,138,449	33.98	12,204,742	34.17
2008	—	—	—	—	—	13,831	441,984	31.96	455,815	32.96
2009	—	—	—	—	—	244,833	8,274,211	33.80	8,700,296	35.54
2010	—	—	—	—	—	137,111	4,768,003	34.77	4,854,870	35.41
2011	—	—	—	—	—	331,092	11,054,130	33.39	11,391,878	34.41
2012	—	—	—	—	—	5,500	183,859	33.43	193,484	35.18
2013	—	—	—	—	—	137,249	4,459,798	32.49	4,889,497	35.63
2014	—	—	—	—	—	518,734	14,619,735	28.18	16,278,366	31.38
2015	—	—	—	—	—	154,152	4,138,290	26.85	4,873,463	31.61
Thereafter	—	—	—	—	—	69,351	2,223,253	32.06	2,546,496	36.72

Boston Properties, Inc.

Second Quarter 2006

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick
	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	4,251	170,491	40.11	170,491	40.11	—	—	—	—	—
Q4 2006	15,407	490,809	31.86	490,809	31.86	—	—	—	—	—

Total 2006	19,658	$661,299	$33.64	$661,299	$33.64	—	$—	$—	$—	$—

Q1 2007	14,590	$557,890	$38.24	$557,890	$38.24	—	$—	$—	$—	$—
Q2 2007	12,171	436,475	35.86	436,475	35.86	—	—	—	—	—
Q3 2007	174,663	5,426,935	31.07	5,493,227	31.45	—	—	—	—	—
Q4 2007	155,764	5,717,149	36.70	5,717,149	36.70	—	—	—	—	—

Total 2007	357,188	$12,138,449	$33.98	$12,204,742	$34.17	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	4,251	170,491	40.11	170,491	40.11
Q4 2006	—	—	—	—	—	15,407	490,809	31.86	490,809	31.86

Total 2006	—	$—	$—	$—	$—	19,658	$661,299	$33.64	$661,299	$33.64

Q1 2007	—	$—	$—	$—	$—	14,590	$557,890	$38.24	$557,890	$38.24
Q2 2007	—	—	—	—	—	12,171	436,475	35.86	436,475	35.86
Q3 2007	—	—	—	—	—	174,663	5,426,935	31.07	5,493,227	31.45
Q4 2007	—	—	—	—	—	155,764	5,717,149	36.70	5,717,149	36.70

Total 2007	—	$—	$—	$—	$—	357,188	$12,138,449	$33.98	$12,204,742	$34.17

Boston Properties, Inc.

Second Quarter 2006

CBD PROPERTIES

Lease Expirations
	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	56,786	$2,636,756	(1)	$46.43	$2,619,177	(1)	$46.12	32,476	$1,347,444	$41.49	$1,347,444	$41.49
2007	169,979	$10,475,428	(2)	61.63	$10,537,410	(2)	61.99	280,096	9,985,394	35.65	10,023,431	35.79
2008	203,857	$8,409,040		41.25	$8,456,538		41.48	37,944	1,629,730	42.95	1,687,556	44.47
2009	811,128	$31,074,782		38.31	$33,576,290		41.39	488,949	18,835,528	38.52	19,490,649	39.86
2010	198,821	$7,253,661		36.48	$7,372,281		37.08	438,466	19,714,260	44.96	21,126,827	48.18
2011	559,683	$30,272,621		54.09	$32,971,260		58.91	203,859	8,937,418	43.84	9,958,638	48.85
2012	349,861	$16,455,862		47.04	$17,388,264		49.70	83,235	3,431,674	41.23	3,443,806	41.37
2013	283,939	$15,004,656		52.84	$16,217,855		57.12	4,040	183,935	45.53	218,538	54.09
2014	456,145	$18,343,526		40.21	$19,438,140		42.61	63,796	3,197,447	50.12	3,885,715	60.91
2015	230,936	$13,260,287		57.42	$14,255,802		61.73	356,839	17,478,854	48.98	20,651,657	57.87
Thereafter	962,949	$45,991,289		47.76	$52,558,184		54.58	987,443	48,074,708	48.69	62,259,188	63.05

	New York							San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	8,816	$601,056		$68.18	$601,056		$68.18	183,334	$9,602,211	$52.38	$9,602,211	$52.38
2007	66,238	4,254,709		64.23	4,495,775		67.87	295,897	15,045,075	50.85	15,087,246	50.99
2008	392,437	26,397,099		67.26	26,741,461		68.14	266,379	11,356,869	42.63	11,560,282	43.40
2009	112,248	8,082,942		72.01	8,160,911		72.70	153,593	7,445,209	48.47	7,540,377	49.09
2010	288,970	20,201,044		69.91	20,491,774		70.91	218,865	12,536,246	57.28	13,225,846	60.43
2011	109,061	7,650,516		70.15	8,232,706		75.49	251,030	20,380,482	81.19	20,772,296	82.75
2012	745,466	50,071,752		67.17	52,171,118		69.98	179,170	8,894,800	49.64	9,755,233	54.45
2013	14,513	1,355,817		93.42	1,513,058		104.26	106,265	4,328,885	40.74	4,838,135	45.53
2014	15,540	1,427,906		91.89	1,746,120		112.36	147,050	6,307,204	42.89	7,169,947	48.76
2015	65,862	4,154,187		63.07	4,519,547		68.62	144,489	6,035,149	41.77	6,727,941	46.56
Thereafter	4,775,828	304,353,814		63.73	369,450,930		77.36	883,016	36,356,121	41.17	41,650,511	47.17

	Princeton/East Brunswick							Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—		$—	$—		$—	—	$—	$—	$—	$—
2007	—	—		—	—		—	—	—	—	—	—
2008	—	—		—	—		—	—	—	—	—	—
2009	—	—		—	—		—	—	—	—	—	—
2010	—	—		—	—		—	—	—	—	—	—
2011	—	—		—	—		—	—	—	—	—	—
2012	—	—		—	—		—	—	—	—	—	—
2013	—	—		—	—		—	—	—	—	—	—
2014	—	—		—	—		—	—	—	—	—	—
2015	—	—		—	—		—	—	—	—	—	—
Thereafter	—	—		—	—		—	—	—	—	—	—

(1)	Includes 0 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $46.43 and rent on expiring leases with future step-up is $46.12 per square foot in 2006.
(2)	Includes 17,846 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $48.64 and rent on expiring leases with future step-up is $48.74 per square foot in 2007.

Boston Properties, Inc.

Second Quarter 2006

SUBURBAN PROPERTIES

Lease Expirations
	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	460,722	$9,792,380	$21.25	$9,808,493	$21.29	39,008	$934,649	$23.96	$934,649	$23.96
2007	647,683	18,055,490	27.88	18,269,774	28.21	287,117	7,572,626	26.37	7,604,551	26.49
2008	489,997	14,582,616	29.76	14,879,959	30.37	260,882	7,750,009	29.71	8,047,225	30.85
2009	533,240	17,813,072	33.41	18,812,932	35.28	406,233	12,171,245	29.96	12,418,635	30.57
2010	276,597	7,682,552	27.78	8,091,139	29.25	632,197	19,482,132	30.82	20,699,450	32.74
2011	500,810	13,254,779	26.47	14,125,461	28.21	609,669	18,421,551	30.22	20,385,380	33.44
2012	524,493	15,348,604	29.26	16,533,555	31.52	717,470	25,880,637	36.07	29,977,330	41.78
2013	96,384	2,060,984	21.38	2,063,288	21.41	71,476	2,252,006	31.51	2,634,915	36.86
2014	79,193	2,074,409	26.19	2,305,489	29.11	657,865	18,096,037	27.51	21,130,692	32.12
2015	14,632	302,132	20.65	302,132	20.65	371,732	10,145,950	27.29	12,479,923	33.57
Thereafter	162,700	3,524,816	21.66	5,106,661	31.39	984,799	32,642,321	33.15	35,469,952	36.02

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—	$—	$—	1,581	$42,687	$27.00	$42,687	$27.00
2007	—	—	—	—	—	84,906	1,982,191	23.35	1,997,501	23.53
2008	—	—	—	—	—	59,934	1,455,688	24.29	1,534,721	25.61
2009	—	—	—	—	—	28,248	670,445	23.73	710,836	25.16
2010	—	—	—	—	—	11,032	282,170	25.58	314,568	28.51
2011	—	—	—	—	—	5,218	131,494	25.20	147,997	28.36
2012	—	—	—	—	—	5,740	120,744	21.04	135,952	23.68
2013	—	—	—	—	—	15,767	530,608	33.65	645,599	40.95
2014	—	—	—	—	—	256,302	7,954,710	31.04	8,969,665	35.00
2015	—	—	—	—	—	226,004	6,108,648	27.03	7,911,803	35.01
Thereafter	—	—	—	—	—	159,523	4,540,541	28.46	5,924,965	37.14

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	19,658	$661,299	$33.64	$661,299	$33.64	—	$—	$—	$—	$—
2007	357,188	12,138,449	33.98	12,204,742	34.17	—	—	—	—	—
2008	13,831	441,984	31.96	455,815	32.96	—	—	—	—	—
2009	244,833	8,274,211	33.80	8,700,296	35.54	—	—	—	—	—
2010	137,111	4,768,003	34.77	4,854,870	35.41	—	—	—	—	—
2011	331,092	11,054,130	33.39	11,391,878	34.41	—	—	—	—	—
2012	5,500	183,859	33.43	193,484	35.18	—	—	—	—	—
2013	137,249	4,459,798	32.49	4,889,497	35.63	—	—	—	—	—
2014	518,734	14,619,735	28.18	16,278,366	31.38	—	—	—	—	—
2015	154,152	4,138,290	26.85	4,873,463	31.61	—	—	—	—	—
Thereafter	69,351	2,223,253	32.06	2,546,496	36.72	—	—	—	—	—

Boston Properties, Inc.

Second Quarter 2006

HOTEL PERFORMANCE

Long Wharf Marriott - Boston

	Second Quarter 2006	Second Quarter 2005	Percent Change	Year to Date 2006	Year to Date 2005	Percent Change
Occupancy	87.5%	85.8%	2.0%	82.6%	79.2%	4.3%
Average Daily Rate	$268.90	$232.08	15.9%	$228.21	$204.21	11.8%
Revenue per available room	$235.20	$199.05	18.2%	$190.45	$161.77	17.7%

Cambridge Center Marriott

	Second Quarter 2006	Second Quarter 2005	Percent Change	Year to Date 2006		Year to Date 2005	Percent Change
Occupancy	80.3%	78.8%	1.9%	68.6	% (1)	72.2%	-5.0%
Average Daily Rate	$216.31	$191.71	12.8%	$187.35		$169.85	10.3%
Revenue per available room	$173.77	$151.13	15.0%	$132.19		$122.60	7.8%

(1)	For the six months ended June 30, 2006, the Cambridge Center Marriott underwent a room renovation project which totalled approximately $5.6 million.

Total Hotel Performance

	Second Quarter 2006	Second Quarter 2005	Percent Change	Year to Date 2006	Year to Date 2005	Percent Change
Occupancy	83.4%	82.2%	1.5%	75.3%	75.6%	-0.4%
Average Daily Rate	$241.69	$211.19	14.4%	$207.07	$186.43	11.1%
Revenue per available room	$203.42	$174.26	16.7%	$160.31	$141.50	13.3%

Boston Properties, Inc.

Second Quarter 2006

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-05
Greater Boston	93.3%	92.6%	94.2%	91.7%	93.7%	92.2%
Greater Washington	98.6%	97.8%	95.7%	96.6%	96.7%	97.0%
Midtown Manhattan	99.7%	97.0%	n/a	n/a	99.7%	97.0%
Princeton/East Brunswick, NJ	n/a	n/a	86.5%	88.4%	86.5%	88.4%
Greater San Francisco	87.2%	90.9%	91.8%	72.2%	88.1%	87.4%

Total Portfolio	95.5%	94.8%	93.2%	91.9%	94.5%	93.6%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-05
Total Office Portfolio	95.5%	94.8%	92.7%	91.2%	94.4%	93.4%
Total Office/Technical Portfolio	100.0%	100.0%	97.5%	97.5%	97.6%	97.6%

Total Portfolio	95.5%	94.8%	93.2%	91.9%	94.5%	93.6%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Second Quarter 2006

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	96	17	2	115
Square feet	27,712,508	1,403,789	750,400	29,866,697
Percent of in-service properties	96.7%	85.9%	100.0%	96.2%
Occupancy @ 6/30/2005	93.4%	97.6%	—	93.6%
Occupancy @ 6/30/2006	94.4%	97.6%	—	94.5%
Percent change from 2nd quarter 2006 over 2nd quarter 2005 (2):
Rental revenue	3.9%	-1.5%	12.0%	4.3%
Operating expenses and real estate taxes	8.2%	8.5%	2.2%	7.5%
Net Operating Income (3)	1.9%	-3.9%	36.1%	2.6%
Net Operating Income (3) - without hotels				1.8%
Rental revenue - cash basis	7.0%	2.9%	12.0%	7.2%
Net Operating Income (3) - cash basis (4)	6.3%	1.6%	36.2%	7.0%
Net Operating Income (3) - cash basis (4) - without hotels				6.1%

Same Property Lease Analysis - quarter ended June 30, 2006

	Office	Office/Technical	Total
Vacant space available @ 4/1/2006 (sf)	1,632,823	33,799	1,666,622
Square footage of leases expiring or terminated 4/1/2006-6/30/2006	804,057	—	804,057

Total space for lease (sf)	2,436,880	33,799	2,470,679

New tenants (sf)	402,401		402,401
Renewals (sf)	475,506	—	475,506

Total space leased (sf)	877,907	—	877,907

Space available @ 6/30/2006 (sf)	1,558,973	33,799	1,592,772

Net (increase)/decrease in available space (sf)	73,850	—	73,850
Average lease term (months)	96	—	96
Average free rent (days)	39	—	39
2nd generation TI/Comm PSF	$34.59	$—	$34.59
Increase (decrease) in 2nd generation gross rents (4)	-14.99%	—	-14.99%
Increase (decrease) in 2nd generation net rents (4)	-24.23%	—	-24.23%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 45 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI, see page 51.
(4)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 766,066 square feet.

Boston Properties, Inc.

Second Quarter 2006

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	6/30/2006	6/30/2005
	(in thousands)
Net income available to common shareholders	$626,033	$165,490
Gains on sales of real estate from discontinued operations, net of minority interest	—	(8,389)
Income from discontinued operations, net of minority interest	—	(727)
Gains on sales of real estate, net of minority interest	(581,604)	(102,073)
Minority interest in Operating Partnership	11,758	14,596
Income from unconsolidated joint ventures	(1,677)	(847)
Minority interest in property partnerships	(777)	(1,472)

Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	53,733	66,578
Add:
Loss from early entinguishment of debt	31,457	12,896
Depreciation and amortization	67,912	67,026
Interest expense	78,449	78,233
General and administrative expense	15,796	14,252
Subtract:
Interest and other income	(8,565)	(2,916)
Development and management services income	(5,230)	(4,137)

Consolidated Net Operating Income	$233,552	$231,932

Same Property Net Operating Income	$215,533	$210,026
Net operating income from non Same Properties (1)	16,619	17,927
Termination income	1,400	3,979

Consolidated Net Operating Income	$233,552	$231,932

Same Property Net Operating Income	$215,533	$210,026
Less straight-line rent and fair value lease revenue	11,483	19,362

Same Property Net Operating Income - cash basis	$204,050	$190,664

(1)	See pages 21-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Second Quarter 2006

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-06	30-Jun-05	Change	Change	30-Jun-06	30-Jun-05	Change	Change
Rental Revenue	$305,962	$294,655			$5,829	$5,916
Less Termination Income	1,400	1,580			—	—

Rental revenue - subtotal	304,562	293,075	11,487	3.9%	5,829	5,916	(87)	-1.5%
Operating expenses and real estate taxes	100,507	92,879	7,628	8.2%	1,255	1,157	98	8.5%

Net Operating Income (1)	$204,055	$200,196	$3,859	1.9%	$4,574	$4,759	$(185)	-3.9%

Rental revenue - subtotal	$304,562	$293,075			$5,829	$5,916
Less straight line rent and fair value lease revenue	11,659	19,280	(7,621)	-39.5%	(178)	80	(258)	-322.5%

Rental revenue - cash basis	292,903	273,795	19,108	7.0%	6,007	5,836	171	2.9%
Less:
Operating expenses and real estate taxes	100,507	92,879	7,628	8.2%	1,255	1,157	98	8.5%

Net Operating Income (2) - cash basis	$192,396	$180,916	$11,480	6.3%	$4,752	$4,679	$73	1.6%

	Hotel				Total
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-06	30-Jun-05	Change	Change	30-Jun-06	30-Jun-05	Change	Change
Rental Revenue	$19,674	$17,566			$331,465	$318,137
Less Termination Income	—	—			1,400	1,580

Rental revenue - subtotal	19,674	17,566	$2,108	12.0%	330,065	316,557	13,508	4.3%
Operating expenses and real estate taxes	12,770	12,495	275	2.2%	114,532	106,531	8,001	7.5%

Net Operating Income (1)	$6,904	$5,071	$1,833	36.1%	$215,533	$210,026	$5,507	2.6%

Rental revenue - subtotal	$19,674	$17,566			$330,065	$316,557
Less straight line rent and fair value lease revenue	2	2	—	0.0%	11,483	19,362	(7,879)	-40.7%

Rental revenue - cash basis	19,672	17,564	2,108	12.0%	318,582	297,195	21,387	7.2%
Less:
Operating expenses and real estate taxes	12,770	12,495	275	2.2%	114,532	106,531	8,001	7.5%

Net Operating Income (2) - cash basis	$6,902	$5,069	$1,833	36.2%	$204,050	$190,664	$13,386	7.0%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 44. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

Second Quarter 2006

LEASING ACTIVITY

All In-Service Properties - quarter ended June 30, 2006

	Office	Office/Technical	Total
Vacant space available @ 3/31/2006 (sf)	1,744,006	33,799	1,777,805
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	—	—	—
Leases expiring or terminated 4/1/2006-6/30/2006 (sf)	993,235	—	993,235

Total space for lease (sf)	2,737,241	33,799	2,771,040

New tenants (sf)	591,713	—	591,713
Renewals (sf)	475,506	—	475,506

Total space leased (sf)	1,067,219	—	1,067,219 (1)

Space available @ 3/31/2006 (sf)	1,670,022	33,799	1,703,821

Net (increase)/decrease in available space (sf)	73,984	—	73,984
Average lease term (months)	94	—	94
Average free rent (days)	38	—	38
2nd generation TI/Comm PSF	$34.00	$—	$34.00
Increase (decrease) in 2nd generation gross rents (2)	-14.68%	0.00%	-14.68%
Increase (decrease) in 2nd generation net rents (3)	-23.73%	0.00%	-23.73%

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 789,419.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 789,419.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	—	208,740	-26.56%	-38.91%	208,740
Washington	165,959	47,827	-1.98%	-3.23%	213,786
New York	31,669	89,142	42.76%	57.21%	120,811
San Francisco	—	281,445	-23.55%	-36.83%	281,445
Princeton	—	242,437	-18.08%	-28.66%	242,437

	197,628	869,591	-14.68%	-23.73%	1,067,219

Boston Properties, Inc.

Second Quarter 2006

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2006		Q1 2006		2005	2004	2003
Recurring capital expenditures	$5,275		$4,206		$22,369	$25,101	$18,514

Planned non-recurring capital expenditures associated with acquisition properties	289		220		2,957	4,889	4,464

Hotel improvements, equipment upgrades and replacements	1,988	(1)	4,263	(1)	4,097	1,001	2,345

	$7,552		$8,689		$29,423	$30,991	$25,323

2nd Generation Tenant Improvements and Leasing Commissions

	Q2 2006	Q1 2006	2005	2004	2003
Office
Square feet	869,591	454,654	2,749,079	3,356,267	2,635,914

Tenant improvement and lease commissions PSF	$34.00	$38.40	$28.75	$24.74	$14.41

Office/Technical
Square feet	—	—	82,753	195,953	169,893

Tenant improvement and lease commissions PSF	$—	$—	$2.89	$14.35	$6.43

Average tenant improvement and lease commissions PSF	$34.00	$38.40	$28.00	$24.17	$13.93

(1)	Includes approximately $1.6 million and $4.0 million of costs related to a room renovation project at Cambridge Center Marriott for the periods ended June 30, 2006 and March 31, 2006, respectively.

Boston Properties, Inc.

Second Quarter 2006

ACQUISITIONS/DISPOSITIONS

as of June 30, 2006

ACQUISITIONS
For the period from January 1, 2006 through June 30, 2006

Property	Date Acquired	Square Feet	Initial Investment		Anticipated Future Investment	Total Investment	Percentage Leased
303 Almaden Avenue, San Jose, CA	Jun-06	157,537	$45,200,000		$4,800,000	$50,000,000	100%

Total Acquisitions		157,537	$45,200,000		$4,800,000	$50,000,000	—

DISPOSITIONS
For the period from January 1, 2006 through June 30, 2006

Property			Date Disposed		Square Feet	Gross Sales Price	Book Gain
Prudential Center - Land Parcel			Feb-05	(1)	N/A	$51,100,000	$5,705,000
280 Park Avenue			Jun-06		1,179,000	1,200,000,000	691,116,000

Total Dispositions					1,179,000	$1,251,100,000	$696,821,000

(1)	During January 2006, this transaction qualified as a sale for financial reporting purposes as the continuing involvement provisions were satisfied.

Boston Properties, Inc.

Second Quarter 2006

VALUE CREATION PIPELINE - DEVELOPMENT IN PROGRESS (1)
as of June 30, 2006
Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Total Construction Loan	Amount Drawn at June 30, 2006	Estimated Future Equity Requirement	Percentage Leased (2)
Capital Gallery expansion	Q2 2006	Q3 2007	Washington, D.C.	—	318,557	53,747,390	69,100,000	47,225,000	36,056,073	4,183,683	94%
Wisconsin Place- Infrastructure (23.89% ownership)	N/A	N/A	Chevy Chase, MD	—	—	19,411,756	31,625,638	26,756,800	13,851,525	—	N/A
505 9th Street (50% ownership)	Q4 2007	Q4 2008	Washington, D.C.	1	323,000	29,585,795	65,000,000	47,500,000	9,538,629	—	76%
South of Market (Phase I)	Q1 2008	Q3 2009	Reston, VA	3	652,000	24,835,203	213,800,000	—	—	188,964,797	20%

Total Development Properties				4	1,293,557	$127,580,144	$379,525,638	$121,481,800	$59,446,227	$193,148,480	52%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2006
	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt	Drawn at March 31, 2006	Estimated Future Equity Requirement	Percentage Leased
Seven Cambridge Center Office	Q1 2006	Q1 2006	Cambridge, MA	1	231,028	$103,403,688	$106,156,057	$—	$—	$—	100%
Parcel E (12290 Sunrise Valley)	Q2 2006	Q2 2006	Reston, VA	1	182,424	$37,584,541	$39,000,000	$—	$—	$1,415,459	100%

Total Developments Placed in Service				2	413,452	$140,988,229	$145,156,057	$—	$—	$1,415,459	100%

(1)	In accordance with GAAP, a project is classified as a Development in Progress when construction or supply contracts have been signed and physical improvements have commenced.
(2)	Represents percentage leased as of July 26, 2006.

Boston Properties, Inc.

Second Quarter 2006

VALUE CREATION PIPELINE - OWNED LAND PARCELS
as of June 30, 2006
Location	Acreage	Developable Square Feet
Rockville, MD	68.9	937,000
Dulles, VA	76.6	934,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Reston, VA	34.8	1,378,491
Boston, MA	0.2	304,500
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Waltham, MA	13.1	586,604
Andover, MA	10.0	110,000
Washington, D.C.	0.5	170,000
Chevy Chase, MD	1.0	300,000

	359.8	7,161,595

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
as of June 30, 2006
Location	Acreage	Developable Square Feet
Princeton, NJ (1)	149.9	1,900,000
Framingham, MA (2)	21.5	300,000
Cambridge, MA (3)	—	200,000

	171.4	2,400,000

(1)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(2)	Subject to ground lease.
(3)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Second Quarter 2006

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (2) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. When a property is treated as “in-service”, we cease capitalization of all project costs. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 21-23 for “In-Service Properties” which are not included in “Same Properties.”

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